Exhibit 32.1

Certification Pursuant to
18 U.S.C. Section 1350,
as added by
Section 906 of the Sarbanes-Oxley Act of 2002

In connection with the Annual Report of  Pulaski Financial Corp. (the “Company”) on Form 10-K for the period ended September 30, 2009 as filed with the Securities and Exchange Commission (the “Report”), the undersigned certify, pursuant to 18 U.S.C. § 1350, as added by § 906 of the Sarbanes-Oxley Act of 2002, that:

1.	The Report fully complies with the requirement of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.
The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Pulaski Financial as of and for the period covered by the Report.

Date: December 18, 2009	/s/ Gary W. Douglass
	Name:	Gary W. Douglass
	Title:	President and Chief Executive Officer